EXHIBIT 10.20


                                                                       Exhibit A
                             SUBSCRIPTION AGREEMENT

                            THE NEPTUNE SOCIETY, INC.
                                  COMMON SHARES


The undersigned purchaser ("Purchaser") hereby irrevocably subscribes for and agrees to purchase the number of common shares (the "Common Shares") of The Neptune Society, Inc., a Florida corporation ("Company"), indicated on the signature page hereto in consideration of US$____ per share ("Purchase Price") at the closings of the transactions contemplated hereby ("Transaction").

The execution by the Purchaser of this Subscription Agreement ("Subscription Agreement") will constitute an offer by the Purchaser to the Company to subscribe for the Common Shares. The Company's acceptance of such offer, as evidenced by the signature of its authorized officer below, will constitute an agreement between the Purchaser and the Company for the Purchaser to purchase from the Company, and for the Company to issue and sell to the Purchaser, the Common Shares upon the terms and conditions contained herein.

In connection with such subscription. Purchaser hereby agrees, represents and warrants as follows:

1.   Agreement to Purchase; Calculation of Number of Common Shares.

     1.1  Subscription to Purchase.

     Purchaser hereby subscribes for and purchases that number of Common Shares set forth on the signature page hereto, at the times set forth therein, pursuant to the terms of this Subscription Agreement.

     Simultaneously with the execution of this Subscription Agreement, the Purchaser shall pay to the Company the Purchase Price for the number of Common Shares subscribed for in "Payment 1" by check payable to "The Neptune Society, Inc." which shall be applied to payment for the Common Shares subscribed for herein. Thereafter, the Purchaser shall pay to the Company the Purchase Price for the Common Shares subscribed for in each succeeding tranche no later than two days after the Company provides the Purchaser notice of a Closing (as that term is defined herein).

     The Company may accept or reject any subscription in whole or in part or may elect to allot to any prospective investor less than the number of Common Shares applied for by such investor.

     1.2  Reset Rights Adjustments

     The number of shares purchased pursuant to this Subscription Agreement shall be subject to reset rights. The Company agrees to issue additional shares to the Purchaser based an adjustment to the Purchase Price (" Reset Price") in accordance with the formula set forth below:


Number of Common Shares Purchased x [($_____ x 125%)-Reset Price] = Total Reset Shares
----------------------------------------------------------------
                       Reset Price


For the purposes of calculating the Total Reset Shares, the Reset Price shall be the average closing bid price of the Company's common shares during the period from the 1st to the 90th day following the effective date of the Company's resale registration statement (as provided for in Section 3 below), but in any event will not be less than US$3.00 per common share. If the Total Reset Shares as calculated using the above formula is negative, it shall be deemed to be zero.

2.   Delivery of Common Shares.

     Payment of the purchase price for the Common Shares purchased hereby will take place in three tranches. Subject to such earlier or later date as may be agreed to between the Company and the Purchaser, "Payment 1" must be made to the Agent no later than ______________; "Payment 2" must be made to the Agent no later than ____________, 1999; and "Payment 3" must be made to the Agent no later than ____________, 2000.

     Upon receipt of each payment, the Company shall deliver to each Purchaser a certificate (or certificates, if requested in writing by Purchaser representing the number of Common Shares purchased, registered in the name of the Purchaser. The Company and the Purchaser also hereby agree to execute and deliver at Closing such other documents as may be necessary or appropriate.

3.   Resale Registration.

     The Purchaser and the Company undertake and agree to the terms and conditions of the Registration Rights Agreement related to the Common Shares as set forth on Schedule 1 attached to this Subscription Agreement.

4.   Information Concerning the Company.

     Purchaser acknowledges that he, she or it has received all such information as Purchaser deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Common Shares and Reset Shares, if any, including but not limited to the Company's Confidential Offering Memorandum, and the documents and materials included therewith ("Disclosure Documents"). Purchaser further acknowledges that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

5.   Economic Risk and Suitability.

     Purchaser represents and warrants as follows:

     (a) Purchaser realizes that Purchaser's purchase of the Common Shares and Reset Shares, if any, involves a high degree of risk and will be a speculative investment, and that he, she or it is able, without impairing Purchaser's financial condition, to hold the Common Shares and Reset Shares, if any, for an indefinite period of time.

     (b) Purchaser recognizes that there is no assurance of future profitable operations and that investment in the Company involves substantial risks, and that the Purchaser has taken full cognizance of and understands all of the risks factors related to the purchase of the Common Shares and Reset Shares, if any.

     (c) Purchaser has carefully considered and has, to the extent Purchaser believes such discussion necessary, discussed with Purchaser's professional legal, tax and financial advisors the suitability of an investment in the Company for the particular tax and financial situation of Purchaser and that Purchaser and/or Purchaser's advisors have determined that the Common Shares and the Reset Shares, if any, are a suitable investment for Purchaser.

     (d) The financial condition and investment of Purchaser are such that he, she or it is in a financial position to hold the Common Shares and the Reset Shares, if any, for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the Purchase Price.

     (e) Purchaser alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Purchaser's purchase of the Common Shares and the Reset Shares, if any, or has a pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Company or such other person.

     (f) Purchaser has carefully read the Disclosure Documents and the Company has made available to Purchaser or Purchaser's advisors all information and documents requested by Purchaser relating to investment in the Common Shares, and has provided answers to Purchaser's satisfaction to all of Purchaser's questions concerning the Company and the Offering.

     (g) Purchaser has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the Purchaser and/or his or her purchaser representatives, if any, in making the decision to purchase the Common Shares subscribed for herein and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the Purchaser in respect thereto.

     (h) All information which the Purchaser has provided concerning Purchaser himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the acceptance of this subscription for the Common Shares, he, she or it will immediately provide such information to the Company.

     (i) Purchaser confirms that Purchaser has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding the offering of the Common Shares.

     (j) Purchaser is at least 21 years of age and resides at the address indicated below.

6.       Restricted Securities.

     Purchaser acknowledges that the Company has hereby disclosed to Purchaser in writing:

     (a) The Common Shares and the Reset Shares, if any, have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the 1933 Act, or such securities are sold pursuant to Regulation S under the 1933 Act or pursuant to an exemption from registration under the 1933 Act; and

     (b) The Company will make a notation in its records of the above-described restrictions on transfer and of the legend described below.

7.   Legend.

     Purchaser agrees that all of the certificates representing the Common Shares and the Reset Shares, if any, shall have endorsed thereon a legend in substantially the following form:

     THESE COMMON SHARES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN EACH CASE AFTER PROVIDING EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT.

8.   Further Limitations on Disposition.

     Without in any way limiting its representations set forth above, Purchaser further agrees that it shall in no event make any disposition of all or any portion of the Common Shares or the Reset Shares unless:

     (a) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

     (b) (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition; (ii) Purchaser shall have furnished the Company with an opinion of his or her counsel to the effect that such disposition will not require registration under the 1933 Act; and (iii) such opinion shall be in form and substance reasonably acceptable to counsel for the Company and the Company shall have advised Purchaser of such acceptance.

9.   Offering Limited to Qualified Investors.

     Purchaser hereby represents and warrants to the Company as follows:

     (a)  (i)       the  Purchaser  is not a  "U.S.  Person,"  as  such  term is defined by Rule 902 of Regulation S under the Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States);

          (ii) the Purchaser was outside the United States at the time of execution and delivery of this Subscription Agreement;

          (iii) no offers to sell the Common Shares or the Reset Shares, if any, were made by any person to the Purchaser while the Purchaser was in the United States;

          (iv) the Common Shares and the Reset Shares, if any, are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

          (v) the Purchaser agrees not to engage in hedging transactions with regard to the Common Shares or the Reset Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the 1933 Act; and (vi) the Purchaser acknowledges and agrees with the Company that the Company shall refuse to register any transfer of the Common Shares or the Reset Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;

          or,

     (b) that the Purchaser satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

               ____ Category 1. An organization  described in Section  501(c)(3)
                    of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000;

               ____ Category 2. A natural person whose  individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000;

               ____ Category 3. A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

               ____ Category  4. A trust that (a) has total  assets in excess of
                    US$5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Common Shares and Reset Shares, if any;

               ____ Category  5. An  investment  company  registered  under  the
                    Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

               ____ Category 6. A Small Business  Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

               ____ Category  7.  A  private  business  development  company  as defined in Section 202(a)(22) of the Investment Advisors Acts of 1940; or

               ____ Category  8. An  entity in which  all of the  equity  owners satisfy the requirements of one or more of the foregoing categories.

10.  Understandings.

     Purchaser understands, acknowledges and agrees with the Company as follows:

     (a) Except as set forth in paragraph 1 above, the Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

     (b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Common Shares or the Reset Shares, if any.

     (c) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Common Shares and the Reset Shares, if any, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Common Shares.

     (d) THE COMMON SHARES AND THE RESET SHARES, IF ANY, MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

11.  Miscellaneous.

     (a) On or after the date of this Agreement, each of the parties shall, at the request of the other, furnish, execute and deliver such documents and instruments and take such other action as the requesting party shall reasonably require as necessary or desirable to carry out the transactions contemplated herein.

     (b) This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Washington, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to its conflict of law rules. The parties hereto agree that the exclusive jurisdiction and venue for any action brought between the parties under this Agreement shall be the state and federal courts sitting in King County, Washington, and each of the parties hereby agrees and submits itself to the exclusive jurisdiction and venue of such courts for such purpose.

     (c) This Agreement comprises the entire agreement between the parties. It may be changed only by further written agreement, signed by both parties. It supersedes and merges within it all prior agreements or understandings between the parties, whether written or oral. In interpreting or construing this Agreement, the fact that one or the other of the parties may have drafted this Agreement or any provision shall not be given any weight or relevance.

     (d) This Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which will constitute one agreement. A facsimile copy is deemed to be effective delivery of this Agreement.

Date: ____________________, 1999.



--------------------------                      $-------------------------------
Number of Common Shares purchased                Aggregate Purchase Price



Payment Number               Number of Shares             Price Per Share               Purchase Price
--------------               ----------------             ---------------               --------------
Payment 1                                                    $______

Payment 2                                                    $______

Payment 3                                                    $______

Totals




--------------------------                      --------------------------------
Signature                                       Name - Typed or Printed


                                                --------------------------------
                                                Title (if applicable)



------------------------------------------------------------------------------
Subscriber's Address


--------------------------                      --------------------------------
Telephone Number                                Social Security Number, if any


Manner in Which Title is to be Held. State precisely the name or names in which the Common Shares and the Reset Shares, if any, are to be registered and whether the Common Shares and the Reset Shares, if any, are to be held as joint tenants with right of survivorship, as tenants in common, individually or otherwise:

                  ---------------------------------------------

                  ---------------------------------------------



                                   ACCEPTANCE

     The foregoing Subscription Agreement and the consideration reflected therein are hereby accepted.

DATE: __________________________, 1999.


                                        THE NEPTUNE SOCIETY, INC.


                                        By -------------------------------------

                                        Its  -----------------------------------